UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023 (June 21, 2023)

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700, Charlotte, NC	28203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 21, 2023, LendingTree, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of an aggregate of 12,910,742 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 11,406,706 shares of the Company’s common stock, constituting a quorum, were represented at the Annual Meeting in person or by proxy. The Company’s stockholders considered and voted on the five proposals set forth below, each of which is described in detail in the Company’s 2023 definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023.

The following are the voting results of each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

At the Annual Meeting, the following nine nominees for election to the Company’s board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death:

	For	Against	Abstain	Broker Non-Votes
Gabriel Dalporto	10,033,018	105,282	3,257	1,265,149
Thomas M. Davidson, Jr.	9,139,088	998,067	4,402	1,265,149
Mark Ernst	9,686,725	450,192	4,640	1,265,149
Robin Henderson	9,828,553	308,246	4,758	1,265,149
Douglas Lebda	9,748,986	380,536	12,035	1,265,149
Steven Ozonian	9,470,786	667,558	3,213	1,265,149
Diego Rodriguez	10,033,415	105,101	3,041	1,265,149
Saras Sarasvathy	9,827,963	310,275	3,319	1,265,149
G. Kennedy Thompson	9,676,556	460,244	4,757	1,265,149

Proposal 2. Advisory (Non-Binding) Vote to Approve Executive Compensation

At the Annual Meeting, stockholders approved, on an advisory basis, the Company’s executive compensation. The result of the votes to approve the executive compensation was as follows:

For	Against	Abstain	Broker Non-Votes
8,760,588	1,374,921	6,048	1,265,149

Proposal 3. Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

At the Annual Meeting, stockholders approved, on an advisory basis, a one year frequency with which the Company should conduct future stockholder advisory votes on executive compensation. The result of the votes to approve the one year frequency with which the Company should conduct future stockholder advisory votes on executive officer compensation was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
9,840,420	9,677	285,047	6,413	1,265,149

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Proposal 4. Approval of the LendingTree, Inc. 2023 Stock Plan

At the Annual Meeting, stockholders approved the LendingTree, Inc. 2023 Stock Plan. The result of the votes to approve the LendingTree, Inc. 2023 Stock Plan was as follows:

For	Against	Abstain	Broker Non-Votes
8,186,951	1,950,093	4,513	1,265,149

Proposal 5. Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year. The result of the votes to approve the ratification of the appointment of PricewaterhouseCoopers LLP was as follows:

For	Against	Abstain
11,366,326	36,277	4,103

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023
LENDINGTREE, INC.

	By:	/s/ Heather Novitsky
Heather Novitsky
Corporate Secretary

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